SUBSEQUENT EVENTS	9 Months Ended	12 Months Ended
	Sep. 30, 2022	Dec. 31, 2021
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

19.SUBSEQUENT EVENTS

The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the Condensed Consolidated Financial Statements were issued. Based upon this review, other than as described below, the Company did not identify any additional subsequent events that would have required adjustment or disclosure in the Condensed Consolidated Financial Statements.

TCW Amendment

The Company did not make payment on the outstanding principal loan balance that was due on September 30, 2022. Additionally, the Company did not make an interest payment that was due on September 30, 2022 to cover the period of April 1, 2022 to June 30, 2022 (the “June Interest Payment”) and for the period of July 1, 2022 to September 30, 2022 (the “September Interest Payment”). The unpaid September principal amount together with the missed June Interest Payment and September Interest Payment resulted in a payment default. The Company paid the September 30, 2022 unpaid principal balance in the subsequent period.

On October 24, 2022, the Company executed an eighth amendment to the financing agreement with TCW, pursuant to which, among other things, the amendment provides consent to a portion of the payment of the June Interest Payment at a rate per annum of up to 2.5% to be paid by capitalizing such interest and adding such capitalized interest to the then outstanding principal amount of the Term Loan (such amount, the “June PIK Amount” and the consent to permit the June PIK Amount the “June Interest Payment Condition”), (ii) waive the payment defaults, (iii) consent to the creation and issuance of up to an additional (x) 25,000 shares of Preferred Stock, par value $0.0001 per share, pursuant to the certificate of designation in the form attached to the Preferred Stock Consent as Annex A (the “Certificate”), and (y) 10,000 shares of the Preferred Stock, par value $0.0001 per share, with identical terms as set forth in the Certificate (collectively, the “Additional Series A Preferred Stock Issuance”), (iv) consent to the consummation of the Repurchase of Warrants and (v) amend certain terms and conditions of the Financing Agreement.

The Company has accounted for the update in PIK as well as the default waiver as a recognized subsequent event and reflected the impact in the Condensed Consolidated Financial Statements in accordance with FASB ASC 855. The remaining items within the amendment will be reflected as a non recognized subsequent event.

Warrant Tender Offer

On October 17, 2022, the Company completed its warrant tender offer to purchase existing warrants. Pursuant to the tender offer agreement, the Company offered to purchase, at $0.65 in cash per warrant, up to 12,293,543 of its outstanding public and private warrants to purchase Class A Common Stock. The Offer is not conditioned on any minimum number of warrants being tendered and expired on October 17, 2022 with 10,741,390 warrants being tendered. The gross cash paid was approximately $7,000.

17.	SUBSEQUENT EVENTS

The Company evaluated subsequent events through March 19, 2022, which represents the date the consolidated financial statements were available to be issued. There were no subsequent events or transactions identified which require disclosure.